                                                                    EXHIBIT 99.3

                           VOTING AGREEMENT AND PROXY

                  This VOTING AGREEMENT, dated as of December 9, 1998 (this "AGREEMENT"), by and between the parties listed on Appendix A hereto (collectively, the "STOCKHOLDERS") and FLORAFAX INTERNATIONAL, INC., a Delaware corporation ("RED CANNON").

                  WHEREAS, Red Cannon, Gerald Stevens, Inc., a Delaware corporation ("GSI"), and Red Cannon Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Red Cannon, propose to enter into an Agreement and Plan of Merger (as amended from time to time, the "MERGER AGREEMENT"), pursuant to which Merger Sub is to be merged with and into GSI (the "MERGER"), with GSI continuing as the surviving corporation and a wholly-owned subsidiary of Red Cannon;

                  WHEREAS, as of the date hereof, the Stockholders own 11,085,061 shares of GSI common stock, par value $.01 per share (the "GSI COMMON STOCK"), which represent in the aggregate approximately 59.8% of the total issued and outstanding GSI Common Stock; and

                  WHEREAS, as a condition to the willingness of Red Cannon to enter into the Merger Agreement, Red Cannon has required that the Stockholders agree, and in order to induce Red Cannon to enter into the Merger Agreement, the Stockholders have agreed, to enter into this Agreement with respect to all the shares of GSI Common Stock now owned and which may hereafter be acquired by the Stockholders (the "SHARES") and any other securities, if any, which the Stockholders are entitled to vote at any meeting of stockholders of GSI (the "OTHER SECURITIES").

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                            PROXY OF THE STOCKHOLDERS

                  SECTION 1.01. VOTING AGREEMENT. Each Stockholder hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of GSI, however called, and in any action by consent of the stockholders of GSI, each of the Stockholders shall vote the Shares and the Other Securities: (a) in favor of the Merger and for the approval and adoption of the Merger Agreement and any of the transactions contemplated by the Merger Agreement; and (b) against any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of GSI under the Merger Agreement or that could result in any of the conditions to GSI's obligations under the Merger Agreement not being fulfilled. Each Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

                  SECTION 1.02. IRREVOCABLE PROXY. Each Stockholder hereby irrevocably appoints Red Cannon, until termination of the Merger Agreement, as his or its attorney and proxy pursuant to the provisions of Section 212(c) of the General Corporation Law of the State of Delaware, with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to the Shares and the Other Securities, which such Stockholder is entitled to vote at any meeting of stockholders of GSI (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on the matters and in the manner specified in
Section 1.01 hereof. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Stockholders hereby revoke all other proxies and powers of attorney with respect to the Shares and the Other Securities which they may have heretofore appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Stockholders with respect to the matters specified in
Section 1.01 hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Stockholder which is a natural person and any obligation of any Stockholder under this Agreement shall be binding upon the heirs, personal representatives and successors of such Stockholder.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

                  Each Stockholder hereby represents and warrants, severally but not jointly, to Red Cannon as follows:

                  SECTION 2.01. AUTHORITY RELATIVE TO THIS AGREEMENT. Each Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform his or its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

                  SECTION 2.02. NO CONFLICT. (a) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder shall not, (i) conflict with or violate any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to such Stockholder or by which the Shares or the Other Securities owned by such Stockholder are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares or the Other Securities owned by such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or the Shares or Other Securities owned by such Stockholder are bound or affected.



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



                  (b) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority (as such term is defined in the Merger Agreement) except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  SECTION 2.03. TITLE TO THE SHARES. As of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of GSI Common Stock set forth opposite such Stockholder's name on Appendix A hereto, which shares of GSI Common Stock represent on the date hereof the percentage of the total outstanding shares of GSI Common Stock set forth on such Appendix. Such Shares are all the securities of the Company owned, either of record or beneficially, by such Stockholder. Except as set forth on Appendix A, such Shares are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever. Except as provided in this Agreement, no Stockholder has appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares or Other Securities owned by such Stockholder.

                                   ARTICLE III

                          COVENANTS OF THE STOCKHOLDERS

                  SECTION 3.01. NO DISPOSITION OR ENCUMBRANCE OF SHARES. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, such Stockholder shall not offer or agree to sell, transfer, tender, assign, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on any Stockholder's voting rights, charge or other encumbrance of any nature whatsoever with respect to the Shares or, directly or indirectly, initiate, solicit or encourage, any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing.

                  SECTION 3.02. DILUTION. Each Stockholder hereby agrees, jointly and severally, not to vote in favor of, approve or authorize any transaction which results in the Stockholders holding, in the aggregate, less than 50% of the total outstanding shares of GSI Common Stock upon the consummation of such transaction.



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



                                   ARTICLE IV

                                  MISCELLANEOUS

                  SECTION 4.01. TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms.

                  SECTION 4.02. FURTHER ASSURANCES. Each Stockholder and Red Cannon will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

                  SECTION 4.03. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 4.04. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between Red Cannon and the Stockholders with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Red Cannon and the Stockholders with respect to the subject matter hereof.

                  SECTION 4.05. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 4.06. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                  SECTION 4.07. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

                  SECTION 4.08. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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



         IN WITNESS WHEREOF, each Stockholder has duly executed this Agreement as of the date first above written.


                                   New River Capital Partners, L.P.

                                   By:  B&B Management Partners
                                   Its: General Partner

                                        By: Greyhawk Investments, Inc.
                                        Its: Administrative General Partner

                                   By:
                                      ---------------------------------------
                                         Thomas C. Byrne, President

                                   Huizenga Investments Limited Partnership


                                   By:
                                      ---------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                   ------------------------------------------
                                   Gregory J. Royer


                                   ------------------------------------------
                                   Thomas A. Royer


                                   ------------------------------------------
                                   Adam D. Phillips and Dana Phillips


                                   ------------------------------------------
                                   Albert J. Detz


                                   ------------------------------------------
                                   Thomas W. Hawkins

                                   ------------------------------------------
                                   Thomas C. Byrne


                                   ------------------------------------------
                                   Jonathan G. Royer


                                   ------------------------------------------
                                   Michael B. Royer


                                   ------------------------------------------
                                   James G. Conroy


                                   ------------------------------------------
                                   Thomas Aucamp and Rhonda Aucamp


                                   ------------------------------------------
                                   Jonathan Awner and Suzanne Awner


                                   ------------------------------------------
                                   Stephen Roddenberry and Bonnie Roddenberry
















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



AGREED AND ACCEPTED
FLORAFAX INTERNATIONAL, INC.




BY:
   -------------------------------------
      NAME: ANDREW W. WILLIAMS
      TITLE: CHAIRMAN AND CHIEF
                EXECUTIVE OFFICER









































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



                                   APPENDIX A

                                                                                  Approximate
                                                                                   Percentage
                                                                                 of Outstanding
                                                           Number of            Gerald Stevens,           Number of
                                                           Shares of                  Inc.              Shares Pledged
                                                          Common Stock            Common Stock           or Heldback
                                                          ------------            ------------           -----------

New River Capital Partners, L.P.                                  5,908,966            31.9%                     0
Gerald R. Geddis                                                  2,520,004            13.6              1,250,002**
Huizenga Investments Limited Partnership                            421,053             2.3                      0
Gregory J. Royer                                                    391,545             2.1                 75,071***
Thomas A. Royer                                                     377,935             2.0                 72,461***
Adam and Dana Phillips                                              335,000             1.8                      0
Albert J. Detz                                                      247,500             1.3                      0
Thomas W. Hawkins                                                   237,500             1.3                      0
Thomas C. Byrne                                                     141,125             *                        0
Jonathan G. Royer                                                   105,935             *                   20,311***
Michael B. Royer                                                    105,427             *                   20,214***
James G. Conroy                                                     100,768             *                   47,500**
Thomas and Rhonda Aucamp                                             87,039             *                   53,438**
Jonathan and Suzanne Awner                                           52,632             *                        0
Stephen and Bonnie Roddenberry                                       52,632             *                        0
                                                               ------------          ------

     TOTAL                                                       11,085,061            59.8%



*     Less than 1%

** Shares are pledged either to New River Capital Partners, L.P. and/or Steven R. Berrard, who have consented to the entering into of this Voting Agreement and Proxy with respect to the pledged shares.

*** Shares which have been heldback as security for indemnification claims pursuant to the Stock Purchase Agreement between such stockholders and Gerald Stevens, Inc. Such stockholders continue to possess the voting rights of such shares until such time as a set off occurs.




                                       A-1